Exhibit 10.2

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) dated as of February 28, 2019, is made by FUELCELL ENERGY, INC., a Delaware corporation (the “Guarantor”), in favor of FIFTH THIRD BANK, an Ohio banking corporation (together with its successors and assigns, “Lender”), pursuant to that certain Construction Loan Agreement, dated as of the date hereof, between GROTON STATION FUEL CELL, LLC, a Connecticut limited liability company (the “Borrower”), and the Lender (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Construction Loan Agreement”).

WHEREAS, pursuant to the Construction Loan Agreement, the Lender has agreed to provide a loan to the Borrower;

WHEREAS, the Guarantor indirectly owns all of the outstanding equity interests in Borrower and will derive both direct and indirect economic benefit from the financial accommodations made to the Borrower under the Construction Loan Agreement; and

WHEREAS, the Lender has required, as a condition to it entering into the Construction Loan Agreement, that the Guarantor execute and deliver this Guaranty.

NOW THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrower pursuant to the Construction Loan Agreement or any other Loan Document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees for the benefit of Lender as follows:

1.            Definitions. As used in this Guaranty Agreement, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them under the Construction Loan Agreement.

2.            Guaranty of Payment. The Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to the Lender the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all Obligations of the Borrower to the Lender under the Loan Documents, including, without limitation, the Note, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations, together with any extensions or renewals thereof, the “Liabilities”), and the Guarantor further agrees to pay all expenses (including, reasonable attorneys’ and legal expenses) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty, including, without limitation, all costs, attorneys’ fees and expenses incurred by Lender in connection with insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Guarantor which affect the exercise by Lender of its rights and remedies hereunder. If at any time Borrower or any other party defaults in the payment or performance when due of any of the Liabilities, the Guarantor shall, promptly upon written notice by Lender, pay or perform, or cause the payment or performance, of such Liabilities.

3.            Primary Liability of the Guarantor. The Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral. This is a guaranty of payment and not merely of collection. Lender shall have the right, in its sole judgment and discretion, from time to time, to make demand for payment or performance and to proceed against the Guarantor for recovery of the total of any and all amounts due to Lender pursuant to this Guaranty, or to proceed from time to time against the Guarantor for such portion of any and all such amounts as Lender may determine.

4.            Acceleration of the Time of Payment of Amount Payable Under Guaranty. The Guarantor agrees that, in the event of the bankruptcy, reorganization, dissolution or insolvency of the Borrower or the Guarantor, or the inability of the Borrower or the Guarantor to pay debts as they mature, or an assignment by the Borrower or the Guarantor for the benefit of creditors, or the institution of any proceeding by or against the Borrower or the Guarantor alleging that the Borrower or the Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by the Guarantor if all of the Liabilities were then due and payable.

5.            Continuing and Irrevocable Guaranty. This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, shall apply to all Liabilities whenever arising and shall remain in full force and effect (notwithstanding, without limitation, any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, dissolution or insolvency of the Borrower or the Guarantor or by any defense which the Borrower or Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding), subject to discontinuance as to the Guarantor only upon actual receipt by the Lender of the indefeasible payment and performance in full of the Liabilities. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by the Lender under or with respect to this Guaranty is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor or the Borrower), then the Guarantor’s obligations hereunder shall, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt by the Lender, and the Guarantor’s obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to the Lender had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty.

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6.            Lender Permitted to Take Certain Actions. The Lender may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this Guaranty, in its sole discretion and without notice to or consent of the Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Guarantor or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, whether or not the Lender (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby waived by the Guarantor).

7.            Application of Payments. Any amounts received by the Lender from any source on account of any Liabilities may be applied by the Lender toward the payment of such Liabilities to the extent such Liabilities are then due and payable pursuant to any of the Loan Documents, and in such order of application, as the Lender may from time to time elect, subject to the terms of the Construction Loan Agreement.

8.            Subrogation. The Guarantor irrevocably and absolutely waives any and all right of subrogation, contribution, indemnification, reimbursement or similar rights against Borrower with respect to the Guaranty, whether such rights arise under an express or implied contract or by operation of law. In addition, until such time as this Guaranty shall have been discontinued as to the Guarantor and all of the Lender shall have received payment of the full amount of all of the Liabilities, no payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to any payment by the Borrower or from or out of any property of the Borrower, and the Guarantor shall not exercise any right or remedy against the Borrower or any property of the Borrower by reason of any performance by the Guarantor of this Guaranty.

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9.            Waiver of Notice and Other Matters. The Guarantor waives (a) notice of the acceptance by the Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) notice of all defaults or disputes with the Borrower, (d) presentment, demand, notice of dishonor, protest, and all other notices whatsoever (other than notices expressly required to be delivered by Lender under the Loan Documents), (e) the benefit of any statute of limitations affecting the Borrower’s liability under the Loan Documents or the Guarantor’s obligations under this Guaranty, and (f) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing. Guarantor waives any right to require the Lender to: (a) proceed against the Borrower or any other person or entity directly or contingently liable for the payment or performance of any of the Liabilities; (b) proceed against or exhaust any security held from the Borrower or any other person or entity directly or contingently liable for the payment or performance of any of the Liabilities; (c) pursue any other remedy in the Lender’s power whatsoever; or (d) notify Guarantor of any adverse change in the Borrower’s financial condition or of any default by the Borrower in the payment of any sums required to be paid pursuant to the Construction Loan Agreement or in the performance of any term, covenant or condition therein required to be kept, observed or performed by the Borrower. Guarantor waives any defense arising by reason of any disability or other defense of the Borrower, any lack of authority of the Borrower with respect to the Loan Documents, the invalidity, illegality or lack of enforceability of any Loan Document from any cause whatsoever, the failure of the Lender to perfect or maintain perfection of any interest in any collateral, the cessation from any cause whatsoever of the liability of the Borrower, and unless reserved herein, any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against Guarantor.

10.          Assignment of Liabilities. The Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the Guarantor, assign or transfer any or all of the Liabilities or any interest therein subject to and in accordance with the terms of the Construction Loan Agreement and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Lender.

11.          Information Concerning Borrower; No Reliance on Representations by Lender. The Guarantor hereby warrants to the Lender that the Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrower. The Lender shall not have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into the Lender’s possession. The Guarantor has executed and delivered this Guaranty without reliance upon any representation by the Lender.

12.          Waiver and Modifications. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

13.          Obligations Under Guaranty. No action of the Lender permitted hereunder shall in any way affect, modify, impair or prejudice the rights of the Lender and the obligations of the Guarantor under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all obligations of the Borrower to the Lender under the Loan Documents, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity, nonbinding effect or unenforceability of any such obligation or any of the Loan Documents, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor acknowledges that there are no conditions to the effectiveness of this Guaranty.

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14.          Financial Statements.

(a)          As long as Guarantor is a publicly traded company filing reports with the SEC, within ten (10) days of Guarantor’s filing of any Form 8-K, 10-Q or 10-K, Guarantor shall provide Lender with copies of all such filings.

(b)          If at any time Guarantor ceases to be a publicly traded company and, as a result, the foregoing information is no longer filed with the SEC, then, from and after such time, Guarantor shall: (i) within sixty (60) days after the end of each quarterly period, deliver to Lender unaudited quarterly financial statements for the Guarantor as of the end of such quarterly period, prepared in accordance with generally accepted accounting principles in the United States (“GAAP”); and (ii) within one hundred twenty (120) days after the end of each calendar year, deliver to Lender audited annual financial statements for the Guarantor, as of the end of such calendar year, prepared in accordance with GAAP; provided that if audited annual financial statements are not prepared for Guarantor in the ordinary course for any year then unaudited annual financial statements for the Guarantor for such year may be provided if they are certified by the chief financial officer of the Guarantor as prepared in accordance with GAAP.

(c)          Promptly upon, but no later than ten (10) business days after, Lender's request from time to time, Guarantor shall provide such data, certificates, reports, statements, documents and further information regarding the business, assets, liabilities, financial condition, or results of operations of the Guarantor as the Lender may reasonably request.

(d)          Each set of financial statements delivered to the Lender pursuant to Section 15(b) of this Guaranty shall be accompanied by a certificate of the chief financial officer of the Guarantor certifying that such financial statements fairly present in all material respects the consolidated financial position of the Guarantor and the Guarantor's financial performance for such period.

15.          Representations and Warranties. The Guarantor hereby represents and warrants to the Lender that:

(a)          Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

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(b)          The execution and delivery of this Guaranty and the performance by the Guarantor of the Guarantor’s obligations hereunder: (1) have been duly authorized by all necessary action required by Guarantor's organizational documents; (2) do not require any approval or consent of any stockholder, trustee or holder of any obligations of Guarantor except such as have been duly obtained; and (3) do not and will not conflict with any provision of law or of any agreement binding upon or affecting the Guarantor or the organizational documents of Guarantor, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Guarantor under, any indenture, mortgage, contract or other agreement to which Guarantor is a party or by which it or its property is bound and do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person;

(c)          The Guarantor’s obligations under this Guaranty are not subject to any offset or defense against the Lender;

(d)          The Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms;

(e)          The most recent annual and quarterly financial statements of Guarantor have been furnished to the Lender on or prior to the date hereof, have been prepared in accordance with GAAP consistently applied, and fairly present Guarantor’s financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; and

(f)           There are no pending actions or proceedings to which Guarantor is a party, and there are no other pending or threatened actions or proceedings of which Guarantor has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect. As used herein, “Material Adverse Effect” shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Guarantor, or (2) a material impairment of the ability of Guarantor to perform its obligations under or to remain in compliance with this Guaranty.

16.          Miscellaneous.

(a)       Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Guaranty may be amended only in writing signed by the Guarantor and Lender.

(b)       Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon the heirs and permitted assigns of the Guarantor. All covenants and agreements contained in this Guaranty by or on behalf of Guarantor shall bind and inure to the benefit of the respective heirs, successors and permitted assigns of Guarantor and Lender whether or not so expressed; provided, that the Guarantor shall not be permitted to assign or delegate its rights or obligations under this Guaranty. The Guarantor covenants that, in the event Guarantor or any affiliate thereof sells, exchanges or otherwise disposes of a majority of the issued and outstanding stock or membership interests in Borrower or other controlling interest in Borrower to any person or entity, this Guaranty shall nonetheless remain in full force and effect and shall not be released. The Guarantor hereby consents to Lender’s sale, assignment, transfer or other disposition, at any time or times hereafter, of its rights and obligations under the Construction Loan Agreement in accordance with the Construction Loan Agreement, including, without limitation, Lender’s rights and obligations under this Guaranty, but only to the extent Lender is permitted to assign its rights and obligations under the Construction Loan Agreement. If the Lender assigns its interest in the Construction Loan Agreement in accordance with the Construction Loan Agreement, this Guaranty shall automatically be assigned therewith, to such person without the need of any express assignment, and, when so assigned, the Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting the Guarantor’s liability.

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(c)       Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Guaranty and shall be reformed and enforced to the maximum extent permitted under applicable law.

(d)       Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal laws of the State of New York shall control the interpretation and construction of this Guaranty (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(e)       Notices. All notices, requests and other communications provided for herein shall be in writing and shall be subject to the terms of the notice provision set forth in the Construction Loan Agreement and shall be sufficiently given to the Lender or Guarantor if addressed or delivered to them at, in the case of the Lender, its address specified in Section 10.3 to the Construction Loan Agreement, and in the case of the Guarantor, at the address of the Borrower specified in Section 10.3 of the Construction Loan Agreement. By giving to the other party hereto at least fifteen (15) business days’ written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(f)        Complete Guaranty. This Guaranty, those documents expressly referred to herein, and the other documents of even date herewith delivered or executed in connection with the transactions contemplated hereby, embody the complete agreement and understanding among the Guarantor and Lender and supersede any prior agreements or representations by or among the Guarantor and Lender, written or oral, which may have related to the subject matter hereof in any way.

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(g)       Termination. The guaranty made hereunder (i) shall terminate when all the guaranteed obligations have been satisfied in full and the Lender has no further commitment to lend under the Construction Loan Agreement, and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Lender or the Guarantor upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Borrower, Guarantor or otherwise. In connection with the foregoing, the Lender shall execute and deliver to the Guarantor, at the Guarantor’s expense, any documents or instruments which Guarantor shall reasonably request from time to time to evidence such termination and release.

(h)       Interpretation. All headings in this Guaranty are for convenience of reference only, and are not intended to qualify the meaning of any provision of this Guaranty. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word “person,” as used herein, shall include any individual, company, firm, association, limited liability company, corporation, trust or other legal entity of any kind whatsoever. The words “include,” “includes” and “including” are not limiting.

(i)        Consent to Forum. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK. THE GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE GUARANTOR FURTHER AGREES NOT TO ASSERT AGAINST LENDER (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY LENDER) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS GUARANTY, LENDER’S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

(j)        Waiver of Right to Jury Trial. THE GUARANTOR AND THE LENDER HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF. GUARANTOR HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[Signature page follows]

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on the date first written above.

GUARANTOR:

FUELCELL ENERGY, INC.

By:	/s/ Michael S. Bishop
Name: Michael S. Bishop
Its: Senior Vice President & Chief Financial Officer

Accepted and agreed:

LENDER:

Fifth Third Bank

By:	/s/ Natalie Trojan
Name: Natalie Trojan
Title: Vice President

[Signature Page to Guaranty]